UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2019

Horizon Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Street, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 26, 2019 (the “Closing Date”), Horizon Bancorp, Inc. (“Horizon”) completed its previously announced acquisition of Salin Bancshares, Inc., an Indiana corporation (“SBI”), pursuant to an Agreement and Plan of Merger dated October 29, 2018, and amended on December 18, 2018 (as amended, the “Merger Agreement”) between Horizon and SBI. The shareholders of SBI approved the Merger Agreement by written consent on March 19, 2019. Pursuant to the Merger Agreement, SBI merged with and into Horizon, with Horizon as the surviving corporation (the “Merger”), and Salin Bank and Trust Company, an Indiana commercial bank and wholly-owned subsidiary of SBI, merged with and into Horizon Bank, the wholly-owned Indiana commercial bank subsidiary of Horizon (“Horizon Bank”), with Horizon Bank as the surviving bank.

Under the terms of the Merger Agreement, each SBI shareholder received fixed consideration of (i) $87,417.17 per SBI common share in cash, and (ii) 23,907.50 shares of Horizon common stock for each share of SBI common stock. No fractional shares of Horizon common stock were issued in the Merger, but instead were paid out in cash at the rate of $17.02 per share.

In connection with the consummation of the Merger, Horizon issued 6,563,697 shares of its common stock. Based upon the closing price of Horizon common stock of $15.65 on March 25, 2019, that transaction had an implied valuation of approximately $126.7 million. Each outstanding share of Horizon common stock remained outstanding and was not changed as a result of the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the Securities and Exchange Commission (“SEC”) on October 30, 2018, and the First Amendment to Agreement and Plan of Merger, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the SEC on December 20, 2018, each of which is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

On the Closing Date, Horizon issued an aggregate of 6,563,697 shares of Horizon common stock to the SBI shareholders as part of the Merger consideration payable under the Merger Agreement. Horizon issued the shares of common stock described above in a private placement in reliance upon the exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

The foregoing description of the issuance of Horizon shares in the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the SEC on October 30, 2018, and the First Amendment to Agreement and Plan of Merger, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the SEC on December 20, 2018, each of which is incorporated by reference herein. In addition, the disclosure set forth above under Item 2.01 is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 26, 2019, Horizon issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this document should be considered in conjunction with the other information available about Horizon, including the information in the filings Horizon makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: difficulties and delays in integrating Horizon’s and SBI’s businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s and SBI’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

To the extent required, Horizon will file by amendment to this Current Report on Form 8-K the historical financial statements of SBI required by this Item 9.01(a) not later than 71 calendar days after the date this report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

To the extent required, Horizon will file by amendment to this Current Report on Form 8-K the pro forma financial information required by this Item 9.01(b) not later than 71 calendar days after the date this report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description	Location

2.1*	Agreement and Plan of Merger by and among Horizon Bancorp, Inc. and Salin Bancshares, Inc. dated October 29, 2018	Incorporated by reference to the Registrant’s Form 8-K filed October 30, 2018

2.2	First Amendment to Agreement and Plan of Merger by and among Horizon Bancorp, Inc. and Salin Bancshares, Inc. dated December 18, 2018	Incorporated by reference to the Registrant’s Form 8-K filed December 20, 2018

99.1	Press Release, issued on March 26, 2019	Attached

*

Horizon has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. Horizon will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 26, 2019	Horizon Bancorp, Inc.

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer